Exhibit 99.1

Volkswagen Auto Lease Trust 2002-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended 12-26-2004 Data Status: Fresh						PAGE 1

A.	DATES			Begin	End	# days

1	Determination Date				1/18/2005

2	Payment Date				1/20/2005

3	Collection Period			11/28/2004	12/26/2004	29

4	Monthly Interest Period- Actual			12/20/2004	1/19/2005	31

5	Monthly Interest- Scheduled					30

B.	SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor

6	Class A-1 Notes	240,000,000.00	—	—	—	—
7	Class A-2 Notes	405,000,000.00	—	—	—	—
8	Class A-3 Notes	545,000,000.00	160,543,933.48	37,920,617.97	122,623,315.51	0.2249969
9	Class A-4 Notes	310,000,000.00	310,000,000.00	—	310,000,000.00	1.0000000
10	Certificates	130,434,783.00	130,434,783.00	—	130,434,783.00	1.0000000

11	Equals: Total Securities	$1,630,434,784.00	$600,978,716.48	$37,920,617.97	$563,058,098.51

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

12	Class A-1 Notes	1.3850%	—	—	—	—
13	Class A-2 Notes	1.7700%	—	—	—	—
14	Class A-3 Notes	2.3600%	315,736.40	1.9666667	38,236,354.37	238.1675442
15	Class A-4 Notes	2.7500%	710,416.67	2.2916667	710,416.67	2.2916667

	Equals: Total Securities		1,026,153.07		38,946,771.04

C.	COLLECTIONS AND AVAILABLE FUNDS

16	Lease Payments Received					11,447,975.32
17	Sales Proceeds - Early Terminations					11,136,145.02
18	Sales Proceeds - Scheduled Terminations					14,350,658.85
19	Security Deposits for Terminated Accounts					169,525.00
20	Excess Wear and Tear Received					143,185.07
21	Excess Mileage Charges Received					181,206.20
22	Other Recoveries Received					903,183.48

23	Subtotal: Total Collections					38,331,878.94

24	Repurchase Payments					—
25	Postmaturity Term Extension					—
26	Investment Earnings on Collection Account					78,818.83

27	Total Available Funds, prior to Servicer Advances					38,410,697.77

28	Servicer Advance					2,043,409.38

29	Total Available Funds					40,454,107.15

D.	DISTRIBUTIONS

30	Payment Date Advance Reimbursement (Item 71)					1,001,520.51
31	Servicing Fee:
32	Servicing Fee Shortfall from Prior Periods					—
33	Servicing Fee Due in Current Period					500,815.60
34	Servicing Fee Shortfall					—
35	Administration Fee
36	Administration Fee Shortfall from Prior Periods					—
37	Administration Fee Due in Current Period					5,000.00
38	Administration Fee Shortfall					—
39	Interest Paid to Noteholders					1,026,153.07
40	Subtotal: Remaining Available Funds				37,920,617.97
41	Principal Distribution Amount (Item 59)				37,920,617.97
42	Principal Paid to Noteholders (lesser of Item 40 and Item 41)					37,920,617.97
43	Amount Paid to Reserve Account to Reach Specified Balance					—
44	Other Amounts paid to Trustees					—

45	Remaining Available Funds					—

Volkswagen Auto Lease Trust 2002-A
MONTHLY SERVICING REPORT
For the collection period ended 12-26-2004	PAGE 2

E.	CALCULATIONS

46	Calculation of Principal Distribution Amount: (Sum of)
47	a) Targeted Principal Distributable Amount:
48	For Current Units: Change in Securitization Value		8,342,511.44
49	For Current Units: Change in Securitization Value for Advanced Payments		—
50	For All Terminated Units: Securitization Value (Beg. of Collection Period)		29,578,106.53
51	For Repurchases: Securitization Value (Beg. Of Collection Period)		—
52	b) Principal Carryover Shortfall from Preceding Payment Date		—
53	c) Additional Amounts to pay in full Notes on or after Final Scheduled Payment Date		—

54	Principal Distribution Amount before Reserve Account Draw Amount		37,920,617.97

55	Remaining Available Funds (Item 40)		37,920,617.97
56	Available Funds Shortfall Amount (If Item 54 > 55, Item 54 less Item 55, else 0)		—
57	Reserve Account Draw Amount (If Item 56 is > 0, Lesser of the Reserve Account Balance and Item 56)		—
58	Principal Carryover Shortfall (If Item 56 > Item 57, Item 56 less Item 57, else 0)		—

59	Principal Distribution Amount (If Item 56 > 0, Item 57 plus Item 55, else Item 54)		37,920,617.97

60	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 27)		38,410,697.77
62	Less: Payment Date Advance Reimbursement (Item 71)		1,001,520.51
63	Less: Servicing Fees Paid (Items 32, 33 and 34)		500,815.60
64	Less: Administration Fees Paid (Items 36, 37 and 38)		5,000.00
65	Less: Interest Paid to Noteholders (Item 39)		1,026,153.07

66	Equals: Remaining Available Funds before Servicer Advance (If < Item 54, Available Funds Shortfall)		35,877,208.59
67	Monthly Lease Payments Due on Included Units but not received (N/A if Item 66 > Item 54)		2,634,129.89

68	Servicer Advance (If Item 66 < Item 54, lesser of Item 54 minus Item 66 and Item 67, else 0)		2,043,409.38

69	Reconciliation of Servicer Advance:
70	Beginning Balance of Servicer Advance		1,001,520.51
71	Payment Date Advance Reimbursement		1,001,520.51
72	Additional Payment Advances for current period		2,043,409.38

73	Ending Balance of Payment Advance		2,043,409.38

F.	RESERVE ACCOUNT

74	Reserve Account Balances:
75	Specified Reserve Account Balance ($57,065,217.39 if after Oct. 2004 and Item 96 < 1.5%, else $64,217,391.30)		57,065,217.39
76	Initial Reserve Account Balance		24,456,521.74

77	Beginning Reserve Account Balance		57,065,217.39
78	Plus: Net Investment Income for the Collection Period		97,673.96

79	Subtotal: Reserve Fund Available for Distribution		57,162,891.35
80	Plus: Deposit of Excess Available Funds (Item 43)		—
81	Less: Reserve Account Draw Amount (Item 57)		—

82	Subtotal Reserve Account Balance		57,162,891.35
83	Less: Excess Reserve Account Funds to Transferor (If Item 82 > Item 75)		97,673.96

84	Equals: Ending Reserve Account Balance		57,065,217.39

85	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

86	Current Period Net Residual Losses:	Units	Amounts
87	Aggregate Securitization Value for Scheduled Terminated Units	1,292	17,808,283.85
88	Less: Aggregate Sales Proceeds for Scheduled Terminated Units		(15,173,640.85)
89	Less: Excess Wear and Tear Received		(143,185.07)
90	Less: Excess Mileage Received		(181,206.20)

91	Current Period Net Residual Losses/(Gains)	1,292	2,310,251.73

92	Cumulative Net Residual Losses:
93	Beginning Cumulative Net Residual Losses	16,223	14,501,878.91
94	Current Period Net Residual Losses (Item 91)	1,292	2,310,251.73

95	Ending Cumulative Net Residual Losses	17,515	16,812,130.64

96	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		1.03%

Volkswagen Auto Lease Trust 2002-A
MONTHLY SERVICING CERTIFICATE
For the collection period ended 12-26-2004	PAGE 3

G.	POOL STATISTICS

			Initial	Current
97	Collateral Pool Balance Data
98	Initial Aggregate Securitization Value		1,630,434,784	563,058,100
99	Number of Current Contracts		80,341	38,560
100	Weighted Average Lease Rate		6.50%	6.20%
101	Average Remaining Term		29.38	6.70
102	Average Original Term		42.19	42.09
103	Monthly Prepayment Speed			69.02%

		Units	Book Amount	Securitization Value
104	Pool Balance - Beginning of Period	40,685	626,838,633	600,978,718
105	Depreciation/Payments		(8,997,600)	(8,342,511)
106	Gross Credit Losses	(32)	(446,526)	(487,913)
107	Early Terminations	(801)	(11,834,836)	(11,281,910)
108	Scheduled Terminations	(1,292)	(19,009,893)	(17,808,284)
109	Repurchase/Reallocation	—	—	—

110	Pool Balance - End of Period	38,560	586,549,779	563,058,100

		Units	Securitization Value	Percentage
111	Delinquencies Aging Profile – End of Period
112	Current	37,718	550,601,679	97.79%
113	31 - 90 Days Delinquent	735	10,808,267	1.92%
114	90+ Days Delinquent	107	1,648,155	0.29%

115	Total	38,560	563,058,101	100.00%

			Units	Amounts
116	Credit Losses:
117	Aggregate Securitization Value on changed-off units		32	487,913
118	Aggregate Liquidation Proceeds on changed-off units			(253,118)
119	Recoveries on changed-off units			(32,645)

120	Current Period Aggregate Net Credit Losses/(Gains)		32	202,151

121	Cumulative Net Credit Losses		1,167	8,718,075
122	Beginning Cumulative Net Credit Loses		32	202,151

124	Ending Cumulative Net Residual Losses		1,199	8,920,226

125	Cumulative Net Credit Losses/(Gains) as a % of Aggregate initial Securitization Value			0.55%

Volkswagen Auto Lease Trust 2002-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended 12-26-2004	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)

2/20/2005	42,769,891
3/20/2005	51,418,517
4/20/2005	57,353,891
5/20/2005	45,897,640
6/20/2005	24,261,120
7/20/2005	34,100,583
8/20/2005	49,246,415
9/20/2005	27,141,694
10/20/2005	24,514,129
11/20/2005	31,072,368
12/20/2005	23,126,444
1/20/2006	19,773,786
2/20/2006	21,949,725
3/20/2006	18,702,636
4/20/2006	22,085,825
5/20/2006	5,811,734
6/20/2006	2,850,450
7/20/2006	14,036,114
8/20/2006	38,648,152
9/20/2006	5,451,169
10/20/2006	1,093,046
11/20/2006	869,084
12/20/2006	843,764
1/20/2007	36,304
2/20/2007	2,698
3/20/2007	756
4/20/2007	165

Total	563,058,101

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming (1) each collection period is a calendar month rather than a fiscal month, (2) timely receipt of all monthly rental payments and sales proceeds, (3) no credit or residual losses and (4) no prepayments (including defaults, purchase option exercises or other early lease terminations). Actual cash flows are likely to vary from these amounts.